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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - SEPTEMBER 11, 2001

                                    TXU CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           TEXAS                      1-12833                   75-2669310

(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)

                              TXU ELECTRIC COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           TEXAS                      1-11668                   75-1837355

(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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Item 5. Other Events and Regulation FD Disclosure.

Reference is made to Items 1. and 2. Business and Properties - Regulation and Rates - Docket No. 22350 and Item 8. Financial Statements and Supplementary Data
- Notes to Financial Statements - Note 13 - Regulation and Rates - Docket No. 22350 in the Annual Report on Form 10-K of TXU Electric Company (TXU Electric) for the year ended December 31, 2000 (TXU Electric 2000 10-K); Item 1. Financial Statements - Notes to Financial Statements - Note 4 - Docket No. 22350 in the Quarterly Reports on Form 10-Q of TXU Electric for the quarters ended March 31, 2001 and June 30, 2001; and the Current Report on Form 8-K of TXU Electric dated August 30, 2001.

Reference is also made to Items 1. and 2. Business and Properties - US Electric Segment - Regulation and Rates - Docket No. 22350 and Item 8. Financial Statements and Supplementary Data - Notes to Financial Statements - Note 13 - Regulation and Rates - US - Docket No. 22350 in the Annual Report on Form 10-K of TXU Corp. (TXU) for the year ended December 31, 2000 (TXU 2000 10-K); Item 1. Financial Statements - Notes to Financial Statements - Note 7 - Docket No. 22350 in the Quarterly Reports on Form 10-Q of TXU for the quarters ended March 31, 2001 and June 30, 2001; and the Current Report on Form 8-K of TXU dated August 30, 2001.

On September 11, 2001, TXU Electric, a wholly owned subsidiary of TXU, announced details of its restructuring and refinancing plan. On January 1, 2002, TXU will be restructured into a regulated transmission and distribution utility (T&D) business and an unregulated merchant energy business (TXU Energy). TXU Electric will remain as a holding company for the T&D business and TXU Energy and is referred to as "US Operations." Subsidiaries of TXU Energy will include a power generation company, an energy trading and portfolio management company and a retail electric provider.

The T&D business, which has indicative credit ratings of A3 from Moody's Investors Service, Inc. (Moody's) and BBB+ from Standard & Poors Ratings Group (S&P), will assume TXU Electric's first mortgage bonds and related mortgage. "US Operations" will remain obligated on the first mortgage bonds, which will be secured by a lien on the T&D assets. Certain TXU Electric first mortgage bonds and the TXU Electric Capital I and III Preferred Securities will be redeemed by year-end.

Under the plan, TXU Electric's outstanding preferred stock will remain at "US Operations". TXU Electric plans to initiate a simultaneous taxable tender program for the TXU Electric Debentures and TXU Electric Capital IV and V Preferred Securities. These tender offers may be combined with consent solicitations, if market conditions warrant. Due to the terms of its indenture, if consents are not obtained, any Debentures and Preferred Securities not tendered will be assumed by the generation company subsidiary of TXU Energy. Details of the tender program are provided in the table below. This tender program and the redemptions mentioned above will be funded through capital markets transactions, bank debt or other borrowings.


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
                                                                                  Principal
CUSIP No.              Series                  Coupon       Maturity   Callable     Amount
---------              ------                  ------       --------   --------     ------
882850DM9    Debentures                        7.170%       08-01-07     N/A     $300,000,000
87316MAA5    Capital V Preferred Securities    8.175%       01-30-37   02-01-07  $400,000,000
87316RAA4    Capital IV Preferred Securities   Floating     01-30-37   02-01-02  $100,000,000

Under the restructure plan, TXU Electric's tax-exempt bond obligations will be assigned to TXU Energy, which has an indicative credit rating of BBB+ from S&P. Also, TXU Electric plans to launch a modified Dutch auction tender program for 12 series aggregating $682 million of the pollution control revenue bonds issued by the Brazos and Sabine River Authorities. The series are detailed in the table below. Program settlement will be funded by new tax-exempt bonds issued by the Brazos and Sabine River Authorities. The balance of the tax-exempt portfolio will be refinanced by year-end.


                                                        Principal
     CUSIP No.    Series         Coupon    Maturity       Amount
     ---------    ------         ------    --------       ------
     106213BU4    BRA 1992A      6.750%    04-01-22  $  50,000,000
     106213BW0    BRA 1992B      6.625%    06-01-22     33,000,000
     106213BX8    BRA 1992C      6.700%    10-01-22     16,935,000
     106213BY6    BRA 1992       6.500%    12-01-27     46,660,000
     106213CA7    BRA 1993A      6.050%    04-01-25     90,000,000
     106213CH2    BRA 1993A      5.500%    05-01-22     50,000,000
     106213CB5    BRA 1993       6.100%    04-01-28     50,000,000
     106213CR0    BRA 1995C      5.550%    06-01-30    118,335,000
     106213DB4    BRA 1998A      5.550%    05-01-33     78,965,000
     785652BG2    SRA 1992       6.550%    10-01-22     40,000,000
     785652BJ6    SRA 1993A      5.550%    05-01-22     75,000,000
     785652BH0    SRA 1993B      5.850%    05-01-22     33,465,000
                                                     -------------
                                                     $ 682,380,000

The timing of the above mentioned taxable and tax-exempt tender programs has been impacted by the recent disruptions in the capital markets, however, TXU and TXU Electric anticipate that the programs will be launched within the next few weeks.

TXU and TXU Electric currently estimate that the debt restructuring process will result in one-time charges to earnings of between $70 million and $100 million (after-tax) in the fourth quarter ended December 31, 2001.

Indicative ratings are obtained with the understanding that S&P and Moody's will continue to monitor the credit ratings of the T&D business and TXU Energy and will make future adjustments as warranted. A rating reflects only the views of S&P or Moody's, as the case may be, and is not a recommendation to buy, sell or hold any securities. There is no assurance that any such indicative rating will be retained for any given period of time or that it will not be revised downward or withdrawn entirely by S&P or Moody's, as the case may be, if, in their respective judgements, circumstances so warrant.


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This report and other presentations made by TXU and TXU Electric contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU and TXU Electric believe that in making any such statement their expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in the TXU 2000 10-K and the TXU Electric 2000 10-K, as well as, changes in capital markets conditions; general industry trends; implementation of the 1999 Restructuring Legislation and other legislation; power costs and availability; changes in business strategy, development plans or vendor relationships; availability of qualified personnel; changes in, or the failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; changes in tax laws; and access to adequate transmission facilities to meet changing demands, among others, that could cause the actual results of TXU and TXU Electric to differ materially from those projected in such forward-looking statements. In particular, the debt restructuring described in this report, including the securities selected for assignment, redemption and tender, the expected timing and pricing of any tender offer and the aggregate restructuring costs, are subject to approval of TXU Electric's Business Separation Plan by the Public Utility Commission of Texas, to changing conditions in the capital markets and other factors beyond the control of TXU and TXU Electric.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither TXU nor TXU Electric undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for TXU or TXU Electric to predict all of such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TXU CORP.


                                       By: /s/ Kirk R. Oliver
                                           ------------------------------------
                                       Name:  Kirk R. Oliver
                                       Title:  Treasurer and Assistant Secretary

Dated:  September 21, 2001


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TXU ELECTRIC COMPANY


                                       By: /s/  Kirk R. Oliver
                                           ------------------------------------
                                       Name:  Kirk R. Oliver
                                       Title:  Vice President

Dated:  September 21, 2001